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                                    EX-10
                 Exhibit 10.7.1 Mercury Sales & Service Agmt

                                EXHIBIT 10.7.1

                                  Superseding

                              FORD MOTOR COMPANY

                                Seattle Region

                      Mercury Sales and Service Agreement

      AGREEMENT made as of the 1st day of June, 1997, By and Between Lithia TLM, LLC, Limited Corporation, Oregon, doing business as Lithia Lincoln Mercury and with a principal place of business at 360 East Jackson Street, Medford, Jackson County, Oregon 97501.

      (hereinafter called the "Dealer") and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter call the "Company").

            PREAMBLE

            The purpose of this  agreement is to (i)  establish  the Dealer as an authorized dealer in COMPANY PRODUCTS including VEHICLES (as herein defined), (ii) set forth the respective responsibilities of the Company in producing and selling those products to the Dealer and of the Dealer in reselling and providing service for them and (iii) recognize the interdependence of both parties in achieving their mutual objectives of satisfactory sales, service and profits by continuing to develop and retain a broad base of satisfied owners of COMPANY PRODUCTS.

            In entering into this agreement, the Company and the Dealer recognize that the success of the Company and of each of its authorized dealers depends largely on the reputation and competitiveness of COMPANY PRODUCTS and dealers' services, and on how well each fulfills its responsibilities under this agreement.

            It is the opinion of the Company that sales and service of COMPANY PRODUCTS usually can best be provided to the public though a system of independent franchised dealers, with each dealer fulfilling its
responsibilities  in  a  given  locality  from  properly  located,   adequate,
well-equipped and attractive dealerships, which are staffed by competent personnel and provided with the necessary working capital. The Dealer recognizes that, in such a franchise system, the Company must plan for the establishment and maintenance of the numbers, locations and sizes of dealers necessary for satisfactory and proper sales and service representation in each market area as it exists and as it develops and changes. At the same time, the Company endeavors to provide each of its dealers with a reasonable profit opportunity based on the potential for sales and service of COMPANY PRODUCTS within its locality.

                               HOME                                 PERCENTAGE
      NAME                    ADDRESS                               OF INTEREST
Lithia Motors, Inc. 360 E. Jackson Street, Medford, OR  97501-5892       80
Lithia MTLM, Inc.   360 E. Jackson Street, Medford, OR  97501-5892       20

      (ii) upon the representation and agreement that the following person(s), and only the following person(s), shall have full managerial authority for the operating management of the Dealer in the performance of this agreement.

                               HOME
      NAME                    ADDRESS                                  TITLE
Sidney B. DeBoer    234 Vista, Ashland, OR  97520             Managing Member
Bret E. Green       2631 Rosewood, Medford, OR 97504          General Manager



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      and  (iii) upon  the  representation  and  agreement  that the following person(s), and only the following person(s),  shall be remaining owners of the
Dealer:

                               HOME                                 PERCENTAGE
      NAME                    ADDRESS                               OF INTEREST



      The Dealer shall give the Company prior notice of any proposed change in the said ownership or managerial authority, and immediate notice of the death or incapacity of any such person. No such change or notice, and no assignment of this agreement or of any right or interest herein, shall be effective against the Company unless and until embodied in an appropriate amendment to or assignment of this agreement, as the case may be, duly executed and delivered by the Company and by the Dealer. The Company shall not unreasonably withhold it consent to any such change.

            G. This agreement shall continue in force and effect for a term commencing on the date of its execution and expiring April 30, 2000 unless sooner terminated under the provisions of paragraph 17 hereof.

            H. Both the Company and the Dealer assume and agree to carry out and perform their respective responsibilities under this agreement.

      The parties hereto have duly executed this agreement in duplicate as of the day and year first above written.

FORD MOTOR COMPANY                        LITHIA LINCOLN MERCURY

/s/                                       /s/ Sidney B. DeBoer
------------------------------------      ----------------------------------
General Manager, Lincoln-Mercury          Managing Member
   Division

Countersigned by
/s/
------------------------------------




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                              FORD MOTOR COMPANY

                               ____________ Region

                                 Addendum to

MERCURY SALES AND SERVICE AGREEMENT       Dated:  6/1/97

LINCOLN SALES AND SERVICE AGREEMENT       Dated:  6/1/97

by and between Lithia TLM, LLC, Limited Liability Corporation, in the State of Oregon doing business as Lithia Lincoln Mercury (the "Dealer") and Ford Motor Company, a Delaware corporation (the "Company").

THE PARTIES AGREE that the following addendum to Paragraph (F) containing a claus (i)(e) is annexed and made part of the Agreements:

F(i)(a) upon the representation and agreement that the following person(s) and/or entity(ies), and only the following person(s) and/or entity(ies) shall have ownership interests in the principal owner(s) referred to in clause (i) of this Paragraph F:


NAME OF PRINCIPAL OWNER(S) WHICH           NAME AND ADDRESS OF PERSON(S) OR ENTITY(IES)         PERCENTAGE
ARE PARTNERSHIPS OR CORPORATIONS        HAVING OWNERSHIP INTEREST(S) IN PRINCIPAL OWNER(S)     OF OWNERSHIP
  (STATE OF INCORPORATION)                      (INDICATE STOCKHOLDER OR PARTNER)                INTEREST
--------------------------------        --------------------------------------------------     ------------

Lithia Motors, Inc.                     Lithia Holding Company, LLC., (Stockholder)                 53.5%
Oregon                                  360 E. Jackson, Medford, OR  97052-5892
                                        The Public, (Stockholder)
                                        Class "A" Stockholders                                      46.5%

Lithia MTLM, Inc.                       Lithia Motors, Inc., (Stockholder)
Oregon                                  360 E. Jackson, Medford, OR  97501-5892                    100.0%

Lithia Holding Company, LLC             Sidney B. DeBoer, (Stockholder)
Oregon                                  234 Vista, Ashland, OR  97520                               58.125%

                                        Manford L. Dick Heimann, (Stockholder)
                                        426 Roundelay Circle, Medford, OR  97504                    34.875%

                                        Raymond Bradford Gray, (Stockholder)
                                        6764 Laurel Crest Drive, Medford, OR  97504                  7.0%

      The provisions of this paragraph F requiring notice to and consent by the Company to any changes in ownership shall apply to any change in the person(s) or entity(ies) having an ownership interest in the principal owner(s) set forth in this clause F(i)(a).

      IN WITNESS WHEREOF, the Company and the Dealer have duly executed this addendum in duplicate as of the 1st day of June, 1997.

FORD MOTOR COMPANY                      LITHIA LINCOLN MERCURY

/s/                                     /s/Sidney B. DeBoer, President
-----------------------------------     ----------------------------------------
Assistant Secretary                     Lithia Motors, Inc., The Managing Member

Countersigned by

/s/
-----------------------------------

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